Exhibit 10.1

Execution Version

FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

This FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “First Amendment”), dated as of August 28, 2024 (the “First Amendment Effective Date”), is entered into by and among ARCHROCK SERVICES, L.P., a Delaware limited partnership (the “Administrative Borrower”), and ARCHROCK PARTNERS OPERATING LLC, a Delaware limited liability company (“Operating” and together with the Administrative Borrower, each, a “Borrower” and, collectively, the “Borrowers”), the other Loan Parties party hereto, the Lenders party hereto (the “Consenting Lenders”), and JPMORGAN CHASE BANK, N.A., as Administrative Agent for the Lenders (in such capacity, the “Administrative Agent”), as an Issuing Bank and as Swingline Lender.

WITNESSETH

WHEREAS, the Borrowers, the Loan Parties from time to time party thereto, the lenders from time to time party thereto (the “Lenders”) and the Administrative Agent are parties to that certain Amended and Restated Credit Agreement, dated as of May 16, 2023 (as amended, restated, amended and restated, supplemented or otherwise modified prior to the First Amendment Effective Date (as defined below), the “Existing Credit Agreement”, and the Existing Credit Agreement, as amended by the amendments set forth in Section 2 of this First Amendment, the “Credit Agreement”);

WHEREAS, the Borrowers have requested that each of (a) Bank OZK, (b) BOKF, NA d/b/a BOK Financial, (c) Canadian Imperial Bank of Commerce, New York Branch, (d) MUFG Bank, Ltd. and (e) U.S. Bank National Association (each, a “New Lender” and, collectively, the “New Lenders”) become a Lender under the Credit Agreement with a Commitment as of the First Amendment Effective Date in the respective amount shown opposite such New Lender’s name set forth on Annex I hereto;

WHEREAS, the Borrowers have requested that each of (a) JPMorgan Chase Bank, N.A., (b) Wells Fargo Bank, National Association, (c) Bank of America, N.A., (d) Royal Bank of Canada, (e) Regions Bank, (f) Flagstar Specialty Finance Company, LLC, (g) Caterpillar Financial Services Corporation, (h) First-Citizens Bank & Trust Company, (i) Raymond James Bank, N.A. and (j) First Horizon Bank (each, an “Increasing Lender”, and together with the New Lenders, collectively, the “Accordion Lenders”) agree to increase its Commitment as of the First Amendment Effective Date resulting in the Commitment amount shown opposite such Increasing Lender’s name on Annex I hereto;

WHEREAS, the parties hereto desire to enter into this First Amendment, to, among other things, (i) evidence the increase by the Accordion Lenders in the Aggregate Revolving Commitments of the Lenders from $750,000,000 to $1,100,000,000 in accordance with Section 2.09(e) of the Existing Credit Agreement, (ii) amend certain terms of the Existing Credit Agreement and that certain Amended and Restated Pledge and Security Agreement, dated as of May 16, 2023 (as amended, restated, amended and restated, supplemented or otherwise modified prior to the First Amendment Effective Date, the “Existing Security Agreement”, and the Existing Security Agreement, as amended by the amendments set forth in Section 4 of this First Amendment, the “Security Agreement”) as set forth herein and (iii) join Archrock ELT LLC, a Delaware limited liability company (the “Joining Subsidiary Guarantor”), as a Loan Guarantor under the Credit Agreement, in each case, to be effective as of the First Amendment Effective Date; and

WHEREAS, subject to and upon the terms and conditions set forth herein, the Consenting Lenders (including the Accordion Lenders and the Issuing Banks), which constitute the Required Lenders, have agreed to enter into this First Amendment and amend the Existing Credit Agreement and Existing Security Agreement on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

Section 1.         Defined Terms. Capitalized terms used but not otherwise defined herein shall have the respective meanings assigned to them in the Credit Agreement.

Section 2.         Amendments to Existing Credit Agreement. Subject to the satisfaction of the conditions precedent set forth in Section 6 below, on the First Amendment Effective Date, the Existing Credit Agreement shall be amended as follows:

(a)           Additional Definitions. Section 1.01 of the Existing Credit Agreement shall be amended to add the following definitions to such Section in appropriate alphabetical order:

“2032 Notes” means those certain 6.625% Senior Notes due 2032 issued by APLP and Archrock Partners Finance.

“First Amendment” means the First Amendment to Amended and Restated Credit Agreement, dated as of the First Amendment Effective Date, among the Borrowers, the Guarantors party thereto, the Lenders party thereto and the Administrative Agent.

“First Amendment Effective Date” means August 28, 2024.

(b)           Amended and Restated Definitions. The following definitions contained in Section 1.01 of the Existing Credit Agreement shall be amended and restated in their respective entireties to read in full as follows:

“Aggregate Revolving Commitment” means, at any time, the aggregate of the Revolving Commitments of all of the Lenders at such time. As of the First Amendment Effective Date, the Aggregate Revolving Commitment is $1,100,000,000.

“Excluded Accounts” means (a) deposit accounts holding exclusively Tax and Trust Funds, (b) any “zero balance” accounts and (c) other deposit accounts to the extent that the aggregate balance held in such deposit accounts do not exceed $1,000,000 individually or $2,000,000 in the aggregate at any time for all accounts referred to in this clause (c).

“Loan Documents” means, collectively, this Agreement, the First Amendment, any promissory notes issued pursuant to this Agreement, any Letter of Credit applications, the Collateral Documents, the Loan Guaranty, any Obligation Guaranty and all other agreements, instruments, documents and certificates identified in Section 4.01 executed and delivered by a Loan Party to, or in favor of, the Administrative Agent or any Lender, each Compliance Certificate delivered pursuant to Section 5.01(c), each Borrowing Request or and each consent, waiver, subordination agreement, intercreditor agreement executed by the Borrowers pursuant to this Agreement. Any reference in this Agreement or any other Loan Document to a Loan Document shall include all appendices, exhibits or schedules thereto, and all amendments, restatements, amendments and restatements, supplements or other modifications thereto, and shall refer to this Agreement or such Loan Document as the same may be in effect at any and all times such reference becomes operative.

“Senior Notes” means collectively, the 2027 Notes, the 2028 Notes and the 2032 Notes.

“Threshold Amount” means $110,000,000.

(c)            Amended Definitions.

(i)       The definition of “Applicable Rate” contained in Section 1.01 of the Existing Credit Agreement is hereby amended to add the phrase “three (3) Business Days” immediately after the reference to “the Total Leverage Ratio shall be effective” contained in clause (b) thereof.

(ii)      The definition of “EBITDA” contained in Section 1.01 of the Existing Credit Agreement is hereby amended to replace the reference to “Taxes” contained in clause (b) thereof with “income tax expense for such period and Tax expense associated with Taxes deemed the equivalent to income taxes pursuant to GAAP (e.g., Texas franchise tax) for such period, in each case net of any tax refunds, recognized pursuant to GAAP”.

(iii)     The definitions of “Commitment”, “Commitment Schedule”, and “Revolving Commitment” contained in Section 1.01 of the Existing Credit Agreement are hereby amended to replace each reference to “Effective Date” therein with “First Amendment Effective Date”.

(d)           Amendment to Section 2.05(a) of the Existing Credit Agreement. Section 2.05(a) of the Existing Credit Agreement shall be amended by replacing the reference to “$75,000,000” contained therein with “$110,000,000”.

(e)           Amendment to Section 2.06(b) of the Existing Credit Agreement. Section 2.06(b) of the Existing Credit Agreement shall be amended to add the following sentence to the end thereof to read in full as follows:

No Issuing Bank shall be under any obligation to issue a Letter of Credit that would result in more than a total of 20 Letters of Credit outstanding.

(f)            Amendment to Section 2.09(e) of the Existing Credit Agreement. Section 2.09(e) of the Existing Credit Agreement shall be amended by replacing the reference to “$1,500,000,000” contained therein with “$1,850,000,000”.

(g)           Amendment to Section 2.09(f) of the Existing Credit Agreement. Section 2.09(f) of the Existing Credit Agreement shall be amended by replacing the reference to “$1,500,000,000” contained therein with “$1,850,000,000”.

(h)           Amendment to Section 5.06 of the Existing Credit Agreement. Section 5.06 of the Existing Credit Agreement shall be amended by replacing the reference to “$100,000,000” contained therein with “$145,000,000”.

(i)             Amendment to Section 5.12 of the Existing Credit Agreement. Section 5.12 of the Existing Credit Agreement shall be amended by replacing the reference to “$100,000,000” contained therein with “$145,000,000”.

(j)            Amendment to Commitment Schedule. The Commitment Schedule to the Existing Credit Agreement is hereby replaced in its entirety with Annex I attached hereto, and Annex I attached hereto shall be deemed to be attached as the Commitment Schedule to the Credit Agreement effective as of the First Amendment Effective Date. After giving effect to this First Amendment and any Loans made on the First Amendment Effective Date, (a) each Lender (including each New Lender) who holds Loans in an aggregate amount less than its Applicable Percentage of all Loans shall advance new Loans which shall be disbursed to the Administrative Agent and used to repay Loans outstanding to each Lender who holds Loans in an aggregate amount greater than its Applicable Percentage of all Loans, (b) each Lender’s (including any New Lender’s) participation in each Letter of Credit, if any, shall be automatically adjusted to equal its Applicable Percentage, (c) such other adjustments shall be made as the Administrative Agent shall specify so that the Revolving Exposure applicable to each Lender (including each New Lender) equals its Applicable Percentage of the Aggregate Revolving Exposure and (d) the Borrowers shall be required to make any break funding payments required under Section 2.17 of the Credit Agreement as a result of the Loans and adjustments described in this Section 2(j).

(k)            Amendment to Cover Page of Existing Credit Agreement. The cover page of the Existing Credit Agreement shall be amended by adding the words “, BANK OZK” immediately after the reference to “THE BANK OF NOVA SCOTIA, HOUSTON BRANCH” contained therein.

Section 3.         Increase in Aggregate Revolving Commitment. Pursuant to Section 2.09(e) of the Existing Credit Agreement, the Administrative Borrower has notified the Administrative Agent of its request to increase the Aggregate Revolving Commitment by $350,000,000, and each of the Accordion Lenders have agreed to provide a portion of said aggregate increased amount. Accordingly, the Aggregate Revolving Commitment, which, prior to giving effect to this First Amendment, was $750,000,000, is hereby increased by $350,000,000, so that after giving effect to this First Amendment, the Aggregate Revolving Commitment shall be $1,100,000,000. Such increase of the Revolving Commitments shall be made by the Accordion Lenders in accordance with their respective Revolving Commitments, as set forth on the Commitment Schedule which has been amended pursuant to Section 2(j) hereof.

Section 4.         Amendments to Existing Security Agreement. Subject to the satisfaction of the conditions precedent set forth in Section 6 below, on the First Amendment Effective Date, the Existing Security Agreement shall be amended as follows:

(a)      Amendment to Section 4.13 and Section 7.2 of the Existing Security Agreement. Section 4.13 and Section 7.2 of the Existing Security Agreement shall be amended, in each case, by adding the words “(or such later date agreed upon by the Administrative Agent in its sole discretion)” immediately after the reference to “substantially contemporaneously” contained in each of Section 4.13 and Section 7.2 therein.

(b)     Amendment to Section 9.1 of the Existing Security Agreement. Section 9.1 of the Existing Security Agreement shall be amended to add the following sentence to the end thereof to read in full as follows:

As of the First Amendment Effective Date, for purposes of any financing statement or any notice related thereto, the Administrative Agent’s address is 10 S. Dearborn, Floor L2, IL1-1145, Chicago, IL 60603; provided that, any notice given to the Administrative Agent regarding any financing statement shall also be given in accordance with Section 9.01 of the Credit Agreement.

Section 5.         Joinder of the Joining Subsidiary Guarantor.

(a)           The Joining Subsidiary Guarantor hereby acknowledges, agrees and confirms that, by its execution of this First Amendment, the Joining Subsidiary Guarantor will be deemed to be a Loan Party under the Credit Agreement and a “Loan Guarantor” for all purposes of the Credit Agreement and shall have all of the obligations of a Loan Party and a Loan Guarantor thereunder as if it had executed the Credit Agreement. The Joining Subsidiary Guarantor hereby ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions and conditions contained in the Credit Agreement, including without limitation (a) all of the representations and warranties of the Loan Parties set forth in Article III of the Credit Agreement, (b) all of the covenants set forth in Articles V and VI of the Credit Agreement and (c) all of the guaranty obligations set forth in Article X of the Credit Agreement. Without limiting the generality of the foregoing terms of this Section 5(a), the Joining Subsidiary Guarantor, subject to the limitations set forth in Section 10.09 and Section 10.12 of the Credit Agreement, hereby guarantees, jointly and severally with the other Loan Guarantors, to the Administrative Agent and the Lenders, as provided in Article X of the Credit Agreement, the prompt payment and performance of the Guaranteed Obligations in full when due (whether at stated maturity, as a mandatory prepayment, by acceleration or otherwise) strictly in accordance with the terms thereof and agrees that if any of the Guaranteed Obligations are not paid or performed in full when due (whether at stated maturity, as a mandatory prepayment, by acceleration or otherwise), the Joining Subsidiary Guarantor will, jointly and severally together with the other Loan Guarantors, promptly pay and perform the same, without any demand or notice whatsoever, and that in the case of any extension of time of payment or renewal of any of the Guaranteed Obligations, the same will be promptly paid in full when due (whether at extended maturity, as a mandatory prepayment, by acceleration or otherwise) in accordance with the terms of such extension or renewal.

(b)           If required, the Joining Subsidiary Guarantor is, simultaneously with the execution of this First Amendment, executing and delivering such Collateral Documents (and such other documents and instruments) as requested by the Administrative Agent in accordance with the Credit Agreement.

(c)            The address of the Joining Subsidiary Guarantor for purposes of Section 9.01 of the Credit Agreement is as follows:

9807 Katy Freeway, Suite 100

Houston, Texas 77024

(d)           The Joining Subsidiary Guarantor hereby waives acceptance by the Administrative Agent and the Lenders of the guaranty by the Joining Subsidiary Guarantor upon the execution of this First Amendment by the Joining Subsidiary Guarantor. The parties hereto agree that, by execution of this First Amendment, the Joining Subsidiary Guarantor shall have been deemed to have executed a Joinder Agreement.

Section 6.         Conditions to First Amendment Effective Date. The amendments to the Existing Credit Agreement set forth in Section 2 of this First Amendment, the increase in the Aggregate Revolving Commitment set forth in Section 3 of this First Amendment, the amendments to the Existing Security Agreement set forth in Section 4 of this First Amendment and the joinder of the Joining Subsidiary Guarantor set forth in Section 5 of this First Amendment are subject to the satisfaction of each of the following conditions precedent:

(a)            Counterparts.         The Administrative Agent shall have received counterparts of this First Amendment (including by facsimile or other electronic transmission), duly executed by each Loan Party (including, for the avoidance of doubt, the Joining Subsidiary Guarantor), the Administrative Agent and the Lenders (including, for the avoidance of doubt, all Accordion Lenders and all Issuing Banks) constituting Required Lenders.

(b)           Notes. The Administrative Agent shall have received duly executed promissory notes (or any amendment and restatement thereof, as the case may be) payable to each Lender requesting a promissory note (or amendment and restatement thereof, as the case may be) in a principal amount equal to such Lender’s Commitment (after giving effect to this First Amendment), dated as of the date hereof.

(c)            Legal Opinion. The Administrative Agent shall have received a customary written opinion of Sidley Austin LLP, counsel to the Loan Parties, addressed to the Administrative Agent, the Issuing Banks and the Lenders in form and substance reasonably satisfactory to the Administrative Agent and its counsel.

(d)           KYC; Beneficial Ownership Certification. The Administrative Agent shall have received, (i) to the extent requested by any Consenting Lender at least five (5) days prior to the First Amendment Effective Date, all documentation and other information required by bank regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulation, including the USA PATRIOT Act, and (ii) to the extent any Borrower qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, at least five (5) days prior to the First Amendment Effective Date, a Beneficial Ownership Certification in relation to such Borrower for any Consenting Lender that has so requested in a written notice to the Borrowers at least ten (10) days prior to the First Amendment Effective Date (provided that, upon the execution and delivery by such Consenting Lender of its signature page to this First Amendment, the conditions set forth in this Section 5(d) shall be deemed to be satisfied).

(e)            Secretary’s Certificates; Certified Certificate of Incorporation; Good Standing Certificates. The Administrative Agent shall have received (i) a certificate of each Loan Party (including, for the avoidance of doubt, the Joining Subsidiary Guarantor), dated as of the First Amendment Effective Date and executed by its Secretary or Assistant Secretary, which shall (A) certify the resolutions of its board of directors, members or other body authorizing the execution, delivery and performance of this First Amendment and each other Loan Document to which it will become a party, (B) identify by name and title and bear the signatures of the officers of such Loan Party authorized to sign this First Amendment and each other Loan Document to which it will become a party and (C) contain copies of the certificate or articles of incorporation or organization of such Loan Party certified by the relevant authority of the jurisdiction of incorporation, formation or organization of such Loan Party and a true and correct copy of its by-laws or operating, management or partnership agreement, or other similar organizational or governing documents (provided that, any Loan Party, if applicable, may certify in such certificate that its organizational documents have not changed since the Effective Date in lieu of attaching such organizational documents to such certificate), and (ii) a good standing certificate for each Loan Party, from its jurisdiction of incorporation, formation or organization or the substantive equivalent available in the jurisdiction of incorporation, formation or organization for such Loan Party from the appropriate governmental officer in such jurisdiction.

(f)            Closing Certificate. The Administrative Agent shall have received a certificate of a Financial Officer of Parent or the Administrative Borrower, dated as of the First Amendment Effective Date, certifying that immediately before and after giving effect to the First Amendment, (i) the representations and warranties contained in the Credit Agreement and each other Loan Document are true and correct in all material respects (without duplication of any materiality qualifier contained therein) (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date), (ii) no Default exists and (iii) Parent and the Borrowers are in compliance (on a pro forma basis) with the covenants contained in Section 6.12 of the Credit Agreement.

(g)           Security Agreement Supplement. The Administrative Agent shall have received from the Joining Subsidiary Guarantor a duly executed and delivered counterpart of the Security Agreement Supplement (as defined in the Security Agreement), substantially in the form of Annex I to the Security Agreement.

(h)           Security Agreement Amendment. The Administrative Agent shall have received from the Administrative Borrower a duly executed and delivered counterpart of an Amendment (as defined in the Security Agreement) evidencing the pledge of the Equity Interests of the Joining Subsidiary Guarantor, substantially in the form of Exhibit H to the Security Agreement.

(i)             Lien Searches. The Administrative Agent shall have received the results of a recent lien search in the jurisdiction where the Joining Subsidiary Guarantor is organized, and such search shall reveal no Liens on any of the assets of the Joining Subsidiary Guarantor except for Liens permitted by Section 6.02 of the Credit Agreement.

(j)             Filings, Registrations and Recordings. Each document (including any UCC financing statement) required by the Collateral Documents or under law or reasonably requested by the Administrative Agent to be filed, registered or recorded in order to create in favor of the Administrative Agent, for the benefit of itself, the Lenders and the other Secured Parties, a perfected Lien on the Collateral of the Joining Subsidiary Guarantor described therein, prior and superior in right to any other Person (other than with respect to Liens expressly permitted by Section 6.02 of the Credit Agreement), shall be in proper form for filing, registration or recordation.

(k)            Fees. The Administrative Agent shall have received (i) all fees due and payable to it on or prior to the First Amendment Effective Date and (ii) all expenses (including the reasonable and documented out-of-pocket fees and expenses of legal counsel to the Administrative Agent) required to be paid for which invoices have been presented at least two (2) Business Days prior to the First Amendment Effective Date.

The Administrative Agent shall notify the Administrative Borrower, the Lenders and the Issuing Bank of the First Amendment Effective Date, and such notice shall be conclusive and binding.

Section 7.         Post-Closing Requirement. Within thirty (30) days after the First Amendment Effective Date (as such date may be extended by the Administrative Agent in its sole discretion), the Administrative Agent shall have received evidence of insurance coverage of the Joining Subsidiary Guarantor in form, scope and substance reasonably acceptable to the Administrative Agent and otherwise in compliance with the terms of Section 5.10 of the Credit Agreement and Section 4.11 of the Security Agreement.

Section 8.         New Lenders. Each New Lender acknowledges and agrees that none of the Administrative Agent, any lead arranger or any other Lender (i) has made any representation or warranty and none of them shall have any responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or any other Loan Document or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement, any other Loan Document or any other instrument or document furnished pursuant thereto or (ii) has made any representation or warranty and none of them shall have any responsibility with respect to the financial condition of the Borrowers, any Loan Party or any other obligor or the performance or observance by any Borrower, any Loan Party or any other obligor of any of their respective obligations under the Credit Agreement or any other Loan Document or any other instrument or document furnished pursuant hereto or thereto. Each New Lender represents and warrants that it is legally authorized to enter into this First Amendment, and each New Lender (A) confirms that it has received a copy of the Existing Credit Agreement, together with copies of the financial statements most recently delivered pursuant to Section 5.01 of the Existing Credit Agreement and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this First Amendment; (B) agrees that it will, independently and without reliance upon the Lenders or the Administrative Agent and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement, the other Loan Documents or any other instrument or document furnished pursuant thereto; (C) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement, the other Loan Documents or any other instrument or document furnished pursuant thereto as are delegated to the Administrative Agent by the terms thereof, together with such powers as are incidental thereto; and (D) agrees that it will be bound by the provisions of the Credit Agreement and the other Loan Documents, and will perform in accordance with its terms all the obligations which by the terms of the Credit Agreement and each and every other Loan Document are required to be performed by it as a Lender.

Section 9.         Representations and Warranties.

(a)            Ratification and Affirmation. Each Loan Party hereto (including, for the avoidance of doubt, the Joining Subsidiary Guarantor) hereby: (i) acknowledges the terms of this First Amendment; (ii) ratifies and affirms its obligations under, and acknowledges, renews and extends its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect, except as expressly amended hereby, after giving effect to the amendments contained herein; (iii) represents and warrants to the Administrative Agent and the Lenders that as of the date hereof, after giving effect to the provisions of this First Amendment: (A) each of the representations and warranties in the Loan Documents is true and correct in all material respects (without duplication of any materiality qualifier contained therein) (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date, without duplication of any materiality qualifier contained therein) and (B) no Default exists, will exist, or would result therefrom; and (iv) represents and warrants that as of the First Amendment Effective Date, to its knowledge, the information included in any Beneficial Ownership Certification provided on or prior to the First Amendment Effective Date to any Lender in connection with this First Amendment is true and correct in all material respects. It is the intention of the parties hereto that neither this First Amendment nor anything contained herein constitute a novation of the obligations outstanding under the Existing Credit Agreement or any Collateral securing the same, all of which shall remain in full force and effect after the date hereof, as amended hereby. If, notwithstanding the intention of the parties set forth in the previous sentence, this First Amendment or the transactions contemplated hereby are deemed to constitute a novation of the obligations outstanding under the Existing Credit Agreement or any Collateral securing the same, then, as collateral security for the Secured Obligations, each Loan Party hereby grants to the Administrative Agent for the benefit of the Secured Parties a lien on and security interest in, and right of set-off against, and acknowledges and agrees that the Administrative Agent has and shall continue to have until the Termination Date for the benefit of the Secured Parties a continuing lien on and security interest in, and right of set-off against, all right, title, and interest of such Loan Party, whether now owned or existing or hereafter created, acquired or arising, in and to all of the Collateral.

(b)           Corporate Authority; Enforceability; No Conflicts. Each Loan Party hereto (including, for the avoidance of doubt, the Joining Subsidiary Guarantor) hereby represents and warrants to the Administrative Agent and the Lenders that (i) it has all necessary power and authority to execute, deliver and perform its obligations under this First Amendment; (ii) the execution, delivery and performance by such Loan Party of this First Amendment has been duly authorized by all necessary action on its part; (iii) this First Amendment has been duly executed and delivered by such Loan Party and constitutes the legal, valid and binding obligation of such Loan Party in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law; (iv) the execution and delivery of this First Amendment by such Loan Party and the performance of its obligations hereunder require no authorizations, approvals or consents of, or registrations or filings with, any Governmental Authority, except for those that have been obtained or made and are in effect; and (v) neither the execution and delivery of this First Amendment nor the consummation of the transactions contemplated hereby will (A) contravene, or result in a breach of, the organizational documents of such Loan Party, (B) violate any governmental requirement applicable to or binding upon such Loan Party or any of its properties, except to the extent that any such violation, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect, or (C) violate or result in a default under any agreement or instrument to which such Loan Party is a party (other than any agreement or instrument the contravention of which or breach of which could not reasonably be expected to be materially adverse to any Secured Party) or by which it is bound or to which its properties are subject, except to the extent that any such violation or default, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect.

Section 10.       Effect of Amendment. From and after the First Amendment Effective Date, each reference in each of the Existing Credit Agreement and the Existing Security Agreement, respectively, to “this Agreement”, “hereof”, or “hereunder” or words of like import, and all references to the “Credit Agreement” and/or the “Security Agreement” in the Loan Documents and any and all other agreements, instruments, documents, notes, certificates, guaranties and other writings of every kind and nature shall be deemed to mean the Credit Agreement and the Security Agreement, respectively.

Section 11.       GOVERNING LAW. THIS FIRST AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF TEXAS, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.

Section 12.       Headings. Section headings in this First Amendment are included herein for convenience of reference only and shall not constitute a part of this First Amendment for any other purpose.

Section 13.       Severability. In the event any one or more of the provisions contained in this First Amendment should be held invalid, illegal, or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein, to the full extent permitted by applicable law, shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties shall endeavor in good-faith negotiations to replace the invalid, illegal, or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal, or unenforceable provisions.

Section 14.       No Waiver; Loan Document. Except as expressly provided herein, the execution, delivery and effectiveness of this First Amendment (or any provision hereof) shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Existing Credit Agreement or the Existing Security Agreement. This First Amendment shall be, and shall be construed and administered as, a Loan Document under the Credit Agreement.

Section 15.       Successors and Assigns. All of the terms and provisions of this First Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

Section 16.       Counterparts; Integration; Effectiveness. This First Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this First Amendment by telecopy, e-mailed .pdf or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this First Amendment. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to any document to be signed in connection with this First Amendment and the transactions contemplated hereby shall be deemed to include Electronic Signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, or any other applicable state laws based on the Uniform Electronic Transactions Act; provided that nothing herein shall require the Administrative Agent to accept Electronic Signatures in any form or format without its prior written consent and pursuant to the procedures approved by it. This FIRST AMENDMENT, the Credit Agreement, THE SECURITY AGREEMENT and the other Loan Documents executed in connection herewith and therewith represent the final agreement AMONG the parties RELATING to the SUBJECT MATTER HEREOF AND THEREOF and may not be contradicted by evidence of prior, contemporaneous or SUBSEQUENT oral agreements of the parties. There are no UNWRITTEN oral agreements between the parties. Subject to the terms and conditions set forth herein, this First Amendment shall become effective on the First Amendment Effective Date.

[Signature Pages Follow]

IN WITNESS WHEREOF, this First Amendment has been duly executed as of the day and year first above written.

BORROWERS:

ARCHROCK PARTNERS OPERATING LLC ARCHROCK SERVICES, L.P.

By:	/s/ Douglas S. Aron
Name:	Douglas S. Aron
Title:	Senior Vice President and Chief Financial Officer

OTHER LOAN PARTIES:

ARCHROCK, INC.
ARCHROCK PARTNERS FINANCE CORP.
ARCHROCK PARTNERS LEASING LLC
AROC CORP.
AROC SERVICES GP LLC
AROC SERVICES LP LLC
ARCHROCK SERVICES LEASING LLC
ARCHROCK GP LLC
ARCHROCK PARTNERS CORP.

By:	/s/ Douglas S. Aron
Name:	Douglas S. Aron
Title:	Senior Vice President and Chief Financial Officer

Signature Page to First Amendment to Amended and Restated Credit Agreement

(Archrock)

ARCHROCK PARTNERS, L.P.

By: ARCHROCK GENERAL PARTNER, L.P., its general partner

By: ARCHROCK GP LLC, its general partner

By:	/s/ Douglas S. Aron
Name:	Douglas S. Aron
Title:	Senior Vice President and Chief Financial Officer

ARCHROCK GENERAL PARTNER, L.P.,

By: ARCHROCK GP LLC, its general partner

By:	/s/ Douglas S. Aron
Name:	Douglas S. Aron
Title:	Senior Vice President and Chief Financial Officer

Signature Page to First Amendment to Amended and Restated Credit Agreement

(Archrock)

ARCHROCK GP LP LLC

By:	/s/ Pamela A. Gregorski
Name:	Pamela A. Gregorski
Title:	Manager

ARCHROCK MLP LP LLC

By:	/s/ Pamela A. Gregorski
Name:	Pamela A. Gregorski
Title:	Manager

Signature Page to First Amendment to Amended and Restated Credit Agreement

(Archrock)

Joining Subsidiary Guarantor:

ARCHROCK ELT LLC

By:	/s/ Douglas S. Aron
Name:	Douglas S. Aron
Title:	Senior Vice President and Chief Financial Officer

Signature Page to First Amendment to Amended and Restated Credit Agreement

(Archrock)

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent, an Issuing Bank, Swingline Lender and a Lender

By:	/s/ Michael A. Harvey
Name:	Michael A. Harvey
Title:	Authorized Signatory

Signature Page to First Amendment to Amended and Restated Credit Agreement

(Archrock)

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Lender and an Issuing Bank

By:	/s/ Michael Janak
Name:	Michael Janak
Title:	Managing Director

Signature Page to First Amendment to Amended and Restated Credit Agreement

(Archrock)

BANK OF AMERICA, N.A.,
as a Lender

By:	/s/ Michael Danby
Name:	Michael Danby
Title:	Vice President

Signature Page to First Amendment to Amended and Restated Credit Agreement

(Archrock)

ROYAL BANK OF CANADA,
as a Lender

By:	/s/ Emilee Scott
Name:	Emilee Scott
Title:	Authorized Signatory

Signature Page to First Amendment to Amended and Restated Credit Agreement

(Archrock)

REGIONS BANK,
as a Lender

By:	/s/ Ben Barnhart
Name:	Ben Barnhart
Title:	Asst. Vice President

Signature Page to First Amendment to Amended and Restated Credit Agreement

(Archrock)

THE BANK OF NOVA SCOTIA, HOUSTON BRANCH, as a Lender

By:	/s/ Joe Lattanzi
Name:	Joe Lattanzi
Title:	Managing Director

Signature Page to First Amendment to Amended and Restated Credit Agreement

(Archrock)

FLAGSTAR SPECIALITY FINANCE COMPANY, LLC (f/k/a NYCB SPECIALITY FINANCE COMPANY, LLC),
as a Lender

By:	/s/ Willard D. Dickerson, Jr.
Name:	Willard D. Dickerson, Jr.
Title:	Senior Vice President

Signature Page to First Amendment to Amended and Restated Credit Agreement

(Archrock)

CITIBANK, N.A.,
as a Lender

By:	/s/ Todd Mogil
Name:	Todd Mogil
Title:	Vice President

Signature Page to First Amendment to Amended and Restated Credit Agreement

(Archrock)

CATERPILLAR FINANCIAL SERVICES CORPORATION,
as a Lender

By:	/s/ Landon Gracey
Name:	Landon Gracey
Title:	SF Regional Credit Manager

Signature Page to First Amendment to Amended and Restated Credit Agreement

(Archrock)

FIRST-CITIZENS BANK & TRUST COMPANY (f/k/a CIT BANK, N.A.),
as a Lender

By:	/s/ Christopher Solley
Name:	Christopher Solley
Title:	Director

Signature Page to First Amendment to Amended and Restated Credit Agreement

(Archrock)

RAYMOND JAMES BANK,
as a Lender

By:	/s/ John Harris
Name:	John Harris
Title:	Managing Director

Signature Page to First Amendment to Amended and Restated Credit Agreement

(Archrock)

FIRST HORIZON BANK,
as a Lender

By:	/s/ B. Forrest Taylor
Name:	B. Forrest Taylor
Title:	Sr. Vice President

Signature Page to First Amendment to Amended and Restated Credit Agreement

(Archrock)

BANK OZK,
as a New Lender

By:	/s/ Michael Song
Name:	Michael Song
Title:	Managing Director

Signature Page to First Amendment to Amended and Restated Credit Agreement

(Archrock)

CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK BRANCH,
as a New Lender

By:	/s/ Scott W. Danvers
Name:	Scott W. Danvers
Title: Authorized Signatory

By:	/s/ Donovan C. Broussard
Name:	Donovan C. Broussard
Title:	Authorized Signatory

Signature Page to First Amendment to Amended and Restated Credit Agreement

(Archrock)

MUFG BANK, LTD.,
as a New Lender

By:	/s/ Brian Gingue
Name:	Brian Gingue
Title:	Managing Director

Signature Page to First Amendment to Amended and Restated Credit Agreement

(Archrock)

U.S. BANK NATIONAL ASSOCIATION,
as a New Lender

By:	/s/ Eric Marschke
Name:	Eric Marschke
Title:	Senior Vice President

Signature Page to First Amendment to Amended and Restated Credit Agreement

(Archrock)

BOKF, NA dba BOK FINANCIAL,
as a New Lender

By:	/s/ David Risen
Name:	David Risen
Title:	Vice President

Signature Page to First Amendment to Amended and Restated Credit Agreement

(Archrock)

ANNEX I

COMMITMENT SCHEDULE

Lender	Revolving Commitment	Percentage
JPMorgan Chase Bank, N.A.	$130,000,000.00	11.800000000%
Wells Fargo Bank, National Association	$105,000,000.00	9.600000000%
Bank of America, N.A.	$75,000,000.00	6.800000000%
Royal Bank of Canada	$75,000,000.00	6.800000000%
Regions Bank	$75,000,000.00	6.800000000%
Bank OZK	$75,000,000.00	6.800000000%
Flagstar Specialty Finance Company, LLC	$75,000,000.00	6.800000000%
The Bank of Nova Scotia, Houston Branch	$66,000,000.00	6.000000000%
Caterpillar Financial Services Corporation	$55,000,000.00	5.000000000%
Canadian Imperial Bank of Commerce, New York Branch	$55,000,000.00	5.000000000%
First-Citizens Bank & Trust Company	$55,000,000.00	5.000000000%
Citibank, N.A.	$55,000,000.00	5.000000000%
MUFG Bank, Ltd.	$55,000,000.00	5.000000000%
U.S. Bank National Association	$55,000,000.00	5.000000000%
BOKF, NA dba BOK Financial	$35,000,000.00	3.200000000%
Raymond James Bank, N.A.	$35,000,000.00	3.200000000%
First Horizon Bank	$24,000,000.00	2.200000000%
Total:	$1,100,000,000.00	100.0000000%

Annex I – Commitment Schedule